©2010 ADS Alliance Data Systems, Inc. Alliance Data NYSE: ADS Q1 2010 Exhibit 99.1

Q1 2010 ADS Roadshow 2
©2010 ADS Alliance Data Systems, Inc.
Alliance Data:  A Unique Business Model
•
Highly sophisticated transaction-based programs are measurable, trackable and allow for micro-segmentation of clients’ customers.
•
Drives high, measurable ROIs for our clients and displaces
traditional marketing channels–a $670 billion market.
•
Comprehensive nature of our programs cuts across many traditional industries.
Largest and Most Comprehensive Provider of Transaction-
based Marketing and Loyalty Solutions
• Multi-channel marketing strategy
• Data products
• Database design and build
• Analytics
• Permission-based email
• Customer care
• Processing
• Credit

Q1 2010 ADS Roadshow 3
©2010 ADS Alliance Data Systems, Inc.
LoyaltyOne
•
Q4 2009: First topline increase of the year
•
2010: Solid topline, strong free cash flow, soft EBITDA (timing issue only)
•
International expansion: Brazil
+9%
Q2 ‘09
Q3 ‘09 Q4 ‘09
-4%
-2%
+3%
Q1 ‘09
Miles Issued
Year over Year Growth

Q1 2010 ADS Roadshow 4
©2010 ADS Alliance Data Systems, Inc.
Revenue (2009) Adjusted EBITDA (2009)
Epsilon Marketing Services  ($MM)
•
Q4 2009: Largest Quarter in History
•
2010: Double-digit topline & Adjusted EBITDA growth – 100% organic
•
2010: Already announced deals with Kraft and NY&CO
Q1               Q2             Q3            Q4 Q1              Q2            Q3            Q4

Q1 2010 ADS Roadshow 5
©2010 ADS Alliance Data Systems, Inc.
Private Label Credit and Services
Credit Losses: 2007 2008 Q1 ’09 Q2 ’09 Q3 ’09 Q4 ’09
Avg. Unemployment Rate 4.7% 6.1% 8.1% 9.3% 9.6% 10.1%
Total Credit Losses 5.8% 7.3% 8.9% 9.9% 9.4% 9.5%*
Spread (110bps) (120bps) (80bps) (60bps) +20bps +60bps
*Normalized (reported was 8.8%)
Q1’09 Q2 ‘09
Q3’09
2008
Credit Sales
Year over Year Growth
-3%
+1%
+4%
+13%
Q4’09
+19%

Q1 2010 ADS Roadshow 6
©2010 ADS Alliance Data Systems, Inc.
2010:  Private Label Credit & Services - Trend
Credit Losses 2007 2008 2009 2010
5.8% 7.3% Mid-9% Mid-9%
Q1:
9.5
0.5
Q2:
Anniversary
Q3-Q4
9%
10.0%
1
Certain charged off accounts were continuously sold; proceeds booked as recoveries; practice will now be entirely in-
house; 90-day timing issue: Q1: extra 50 bps losses more than recovered Q2 Q4
Recovery cutover
1
(timing)

Q1 2010 ADS Roadshow 7
©2010 ADS Alliance Data Systems, Inc.
2010:  Private Label Credit & Services - Trend
(+)  Credit Sales • Strong double-digit
(+)  Portfolio Growth • Strong double-digit
(+)  Funding Rates • Flat
(+)  Credit Losses • Flat
(+)(+) Financials
·
Two year drain over
·
Strong double-digit topline
and EBITDA growth

Q1 2010 ADS Roadshow 8
©2010 ADS Alliance Data Systems, Inc.
2010 Guidance
($MM, except per share)
2010 2009 Change
Guidance Reported
Revenues $2,150 $1,964 9%
Normalized Revenues $2,150 $1,929 11%
Adjusted EBITDA $650 $590 10%
Normalized Adjusted EBITDA $650 $573 13%
Cash EPS $6.00 $5.16 16%
Normalized Cash EPS  $6.00 $4.64 29%
*

Q1 2010 ADS Roadshow 9
©2010 ADS Alliance Data Systems, Inc.
2010 Free Cash Flow ($MM, except per share)
Adjusted EBITDA $650
Loyalty Adjusted $50
Operating  EBITDA $700
CAPEX,  Interest, Taxes ($335)
Free Cash Flow $365
Per Share $6.55 (12% Yield)

1. Q1 Guidance:

- Last quarter of credit loss growover (10% v. 9%) → ($0.14)
- Q1 2009 had $5MM FX translation gain → ($0.06)

($0.20)

- Q1 2010: low-teens Cash eps growth, despite ($0.20) in growover

AllianceData.

Q1 2010 ADS Roadshow 10 ©2010 ADS Alliance Data Systems, Inc. Most Common Questions

Q1 2010 ADS Roadshow 11
©2010 ADS Alliance Data Systems, Inc.
Most Common Questions
2.
Bridge 2009 2010:
Note:  Assumes all Private Label term changes offset impact of new regulation / customer behavior costs
Q4 2009 $1.21 (excludes infrequently occurring items)
0.15 Seasonal Q4 expense (timing only)
0.03 Full quarter of Charming (v. 2months actual)
Clean Jump-off $1.39
Full-Year $5.56
(.15) Add back Q4 seasonal expense
$5.41
.41 10% core Private Label growth (excludes Charming), plus
Epsilon/LoyaltyOne growth
.20 Lower depreciation (cap-x has been declining); lower interest expense (paydown from free cash generation)
~$6.00

Q1 2010 ADS Roadshow 12
©2010 ADS Alliance Data Systems, Inc.
Most Common Questions
3.
New Capital Rules and Impact of FAS 166/167
•
Three key ratios required to be “well capitalized”:
- Tier 1 Capital of 6.0%
- Leverage Ratio of 5.0%
- Total Risk Based Capital of 10.0%
•
Our Banks immediately will satisfy these regulatory requirements
•
Ratios will increase over the course of the year
•
These ratios will be achieved without need for Alliance Data to raise additional capital or compromise its current stock repurchase program or growth initiatives

BMO Bank of Montreal

AMERICAN EXPRESS

Giving our best.
Canada Safeway Limited

Best Western

RONA
Doing it right

A&P

JEAN COUTU

Bank of America.

Hilton

Pfizer

BEST BUY

kraft foods
make today delicious

FedEx.

VISA

BARNES&NOBLE

ANNTAYLOR

HSN

J.CREW

LANE BRYANT

Crate&Barrel

VICTORIA'S SECRET

Buckle

POTTERY BARN

AllianceData.

Q1 2010 ADS Roadshow 13 ©2010 ADS Alliance Data Systems, Inc. Shell Oil of Canada LoyaltyOne Epsilon Marketing Services Private Label Services and Credit

Q1 2010 ADS Roadshow 14
©2010 ADS Alliance Data Systems, Inc.
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and
Exchange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K

Q1 2010 ADS Roadshow 15
©2010 ADS Alliance Data Systems, Inc.
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, operating EBITDA, cash earnings and cash earnings per diluted share. Constant currency eliminates the effect of foreign currency fluctuations. These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the
Company's reported GAAP results, provide useful information to investors regarding the
Company's performance and overall results of operations. These metrics are an integral part of the Company's internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company's website. The financial measures presented are consistent with the Company's historical financial reporting practices. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.